DEBT 10K	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
DEBT [Abstract]
DEBT
NOTE 11. DEBT

The following table summarizes current and long-term portions of debt (in thousands).

	March 31,	December 31,
	2014	2013
Corporate segment:
Senior revolving note, net	$1,324	$1,988
Subordinated notes, net	4,425	4,262
Convertible notes payable to former H&N shareholders, net	2,384	-
Convertible notes payable to private placement investors, net	-	-
Other	110	-
	8,243	6,250
Brazil segment:
Capital expansion loans	4,786	4,795
Working capital lines of credit	3,691	3,213
Advances on export letters of credit	2,412	2,386
Special tax programs	2,569	2,351
Other	161	174
	13,619	12,919
Total debt	21,862	19,169
Current portion	8,421	8,250
Long-term portion	$13,441	$10,919

USA Segment

See Note 10 for a description of the convertible note payable issued in the first quarter of 2014 to the former shareholders of H&N and the private placement investors.

In the first quarter of 2013, the holder of the senior convertible debentures converted $0.1 million of the outstanding principal into 1,400,000 shares of our common stock, at a conversion price of $0.07.  We recognized a loss of less than $0.1 million on the transaction, representing the difference between the $0.1 million market value of the shares of common stock issued and the $0.1 million carrying amount of the debt (including the related derivative conversion liability).

Brazil Segment

All Brazil segment debt is denominated in the Brazilian Real (R$), except advances on export letters of credit which are denominated in U.S. Dollars.

NOTE 9. DEBT

The following table summarizes current and long-term portions of debt (in thousands):

	2013	2012
Corporate segment:
Senior revolving note, net	$1,988	$-
Senior convertible debentures, net	-	1,048
Subordinated convertible notes, net	-	4,041
Subordinated notes, net	4,262	-
Other	-	28
	6,250	5,117
Brazil segment:
Capital expansion loans	4,795	5,555
Equipment financing	174	201
Working capital lines of credit	3,213	2,227
Advances on export letters of credit	2,386	3,953
Special tax programs	2,351	2,531
	12,919	14,467
Total debt	19,169	19,584
Current portion	8,250	8,003
Long-term portion	$10,919	$11,581

Required future minimum payments on our debt as of December 31, 2013, follow (in thousands).

	Corporate Segment	Brazil Segment	Total
2014	$1,988	$6,262	$8,250
2015	-	1,767	1,767
2016	6,535	1,032	7,567
2017	-	1,005	1,005
2018	-	955	955
Thereafter	-	1,898	1,898
	8,523	12,919	21,442
Discount	(2,273)	-	(2,273)
Total debt	$6,250	$12,919	$19,169

As of December 31, 2013, none of the agreements for our outstanding debt contain financial covenants, except for the senior convertible revolving note.  As of December 31, 2013, we were in compliance with those covenants.

Corporate Segment

2013 Senior Revolving Note

Under a 2013 revolving credit facility with TCA Global Credit Master Fund, LP (TCA), as amended, we may borrow up to $8 million, based on the amount of eligible accounts receivable we provide to secure the repayment of the amounts borrowed.  We expect the amount of our eligible receivables will limit our ability to borrow under this facility, such that our outstanding borrowings at any time are less than approximately $2.8 million.  Borrowings under the agreement are evidenced by a revolving note which accrues interest at the rate of 12% per year.  We owe TCA various other fees under the agreement that are expected to average approximately 7% of average borrowings per year.

USA segment accounts receivable, exclusive of our January 2014 acquired subsidiary H&N Distribution, Inc., collections are required to be directed to a TCA owned account.  Collections TCA receives, in excess of amounts due for interest and fees and mandatory minimum cumulative repayments, are treated as additional repayments and reduce amounts outstanding.  There are minimum repayments beginning in January 2014 and the note must be repaid in full by October 2014.  Minimum cumulative repayments are $1.1 million as of March 2014, $1.8 million as of June 2014 and $2.7 million as of September 2014.  Until cumulative repayments equal the required minimum, TCA may withhold 20% of collections.  We may request, generally on a weekly basis, that TCA advance us any amounts collected in excess of amounts (i) due for interest and fees and (ii) required to meet the minimum cumulative repayments.  During 2013, amounts outstanding under the agreement averaged $1.0 million.

During 2013, we borrowed $2.8 million under the TCA revolving note in three tranches.  The proceeds net of cash expenses totaled $2.5 million and were used to (i) pay down $0.4 million of debt, (ii) fund $0.9 million of investments in Nutra SA and (iii) for general corporate purposes.  In addition to cash expenses, we issued TCA 37,260 shares of our common stock with a combined market value of $0.5 million at the dates of issuance.  We also issued warrants to investment bankers with a fair value of $0.5 million at issuance for the purchase of 12,000 shares of common stock, exercisable at prices ranging from $16.00 to $16.80 per share, which expire in 2018.  The total $1.0 million costs incurred with the three tranche closings, consisting of $0.4 million of cash expenses and the $0.6 million fair value of the common stock and warrants were recorded as debt issuance costs in other long-term assets and are being amortized to interest expense over the term of the note.

In the first quarter of 2014, we redeemed $0.4 million of the shares of our common stock issued in connection with the three tranches and are required to redeem the remainder of the shares in the second quarter of 2014.  As of December 2013, the shares of common stock issued to TCA, are recorded as a liability at the $0.5 million redemption value of the shares.

TCA had the right to voluntarily convert upon an event of default, as defined in the agreement, all or any portion of the outstanding principal, interest and other amounts due under the agreement into shares of our common stock.  In December 2013, TCA agreed to remove this right from the agreements for a $0.1 million amendment fee, which was added to the principal of the note.

During the term of the TCA agreement, the Corporate and USA segments may not without TCA’s consent or approval, among other things, (i) incur certain new debt (ii) make any new investments, except capital expenditures less than $0.3 million per year, (iii) issue or redeem stock, (iv) declare or pay dividends or make other distributions to shareholders, and (v) make loans and distributions of assets to any persons, including affiliates.

In connection with the TCA transaction, our factoring agreement was cancelled and we paid the $0.1 million outstanding balance on the agreement in the second quarter of 2013.

2013 Senior Convertible Debentures

In the first and second quarter of 2013, the holder of the debentures converted $0.1 million and $0.3 million of the outstanding principal into 7,000 shares and 21,429 shares of our common stock, at a conversion price of $14.00 per share.  We recognized, for each conversion, a loss on extinguishment of $0.1 million, representing the difference between the market values of the shares of common stock issued and the $0.1 million and $0.4 million carrying amounts of the debt (including the related derivative conversion liability), on the date of conversion.

2013 Subordinated Notes and Senior Convertible Debentures

Under a May 2013 amendment to the senior convertible debenture, we agreed to (i) prepay $0.3 million of the of the outstanding principal and (ii) issue 18,571 shares of common stock to the holder, and the holder agreed to share its  senior interest in its collateral pari passu with TCA.  The remaining $0.2 million principal was payable in equal monthly installments from July 2013 through December 2013.  Prior to the amendment, principal was due in equal monthly installments from June 2013 to January 2014.  We expensed the $0.3 million fair value of the shares issued in connection with the amendment and the $0.01 million cash amendment fees as loss on extinguishment.

2013 Subordinated Notes and Subordinated Convertible Notes

In 2013, the holders of our subordinated convertible notes agreed to amend their notes to reduce the interest rate to 5% from 10%, change the maturity of the notes to July 2016 (if there was a different maturity date) and to remove the conversion feature and antidilution protections upon the closing of an equity raise in excess of $7.0 million (Modification).  The notes remain secured by a junior interest in substantially all of our assets, excluding our interest in Nutra SA and RBT PRO, LLC.  Concurrently, certain warrant holders agreed to exchange warrants to purchase 496,060 shares of common stock for the future issuance of 1,554,734 shares of our common stock (Exchange).  Most of the warrants impacted (warrants to purchase 441,395 shares) were warrants issued to the note holders when their notes were originally issued and had contained antidilution protections which caused them to be carried at fair value on our balances sheets.  The former warrant holders committed to exchange their warrants, which were cancelled upon closing an equity raise of at least $7.0 million; however the shares will not be issued until after shareholders vote to approve an increase in our authorized shares of common stock.  If shareholders do not approve an increase to the authorized number of shares of common stock by July 1, 2014, the interest rate on the notes will increase to 10%.

We accounted for the issuance of the new notes and related obligation to issue stock as a significant modification upon the December 18, 2013 closing of an equity raise in excess of $7.0 million.  We recognized a $2.3 million loss on extinguishment for the difference between the fair values of the new subordinated notes and related obligation to issue stock and the total of (i) the fair values of the conversion features embedded in the old notes, (ii) the fair value of the old warrants and (iii) the carrying amount of the old notes and debt issuance costs.

In November 2013, an investor purchased subordinated notes in the principal amount of $0.5 million.  The notes mature July 2016 and bear interest payable quarterly at the rate of 5%.  We also agreed to issue 134,250 shares of common stock to this investor, however the shares will not be issued until after shareholders vote to approve an increase in our authorized shares of common stock.  If shareholders do not approve an increase to the authorized number of shares of common stock by July 1, 2014, the interest rate on the notes will increase to 10%.  The proceeds of $0.5 million were allocated between the debt ($0.1 million) and equity ($0.4 million) based on the relative fair value of the debt and the obligation to issue stock.  We recognized no income or expense upon the issuance of the debt.  As a result, we are recognizing interest expense on the debt at an effective interest rate of 81.1%.

In the second quarter of 2013, we issued subordinated convertible notes and related warrants, which are described in the chart below.

Issuance	Principal Amount of Notes (in thousands)	Creditor's Debt Conversion Right	Stated Annual Interest Rate on Debt	Maturity Date of Debt	Number of Shares Under Warrant	Exercise Price of Warrant	Expiration Date of Warrant
Subordinated Convertible Notes and Warrants	$538	Convertible immediately at $14.00 per share	10%	July 2015 or July 2016	38,400	Exercisable immediately at $16.00 per share	July 2017 or May 2018

The total of (i) the $0.5 million fair value of the conversion features issued, (ii) the $0.5 million fair value of the liability warrants issued and (iii) the $0.1 million fair value of our common stock issued, exceeded the $0.5 million proceeds from these issuances, therefore we recorded financing costs of $0.6 million in the second quarter of 2013.  The initial debt discounts recorded for the convertible notes equaled the principal amount of the notes at issuance, because the fair value at issuance of the conversion features and warrants exceeded the proceeds from these issuances.  The notes and related warrants were impacted by the Modification and Exchange described previously.  The $0.5 million of proceeds from issuance of the convertible notes and related warrants was used for repayment of debt and for general corporate purposes.

In May 2013, we entered into agreements to allow each holder of existing subordinated convertible notes and warrants to invest in additional notes and related warrants and which provided that each holder making an additional investment (i) receive 0.0125 shares of our common stock for each dollar invested and (ii) agree to extend the maturity date for all of their notes to July 2016.  Further, each holder of outstanding convertible notes could elect (PIK Election), in lieu of receiving cash interest payments otherwise payable though June 2014 on their existing convertible notes to receive (i) an increase in the number of shares of common stock underlying their notes (ii) an equity warrant to purchase shares of our common stock and (ii) 0.0125 shares of our common stock for each dollar of interest otherwise payable through June 2014.  Holders making an additional investment were deemed under the agreement to have made a PIK Election.

One holder made an additional investment in a subordinated convertible note and related warrant of $0.4 million in May 2013 (included in the issuances discussed two paragraphs above), and, as a result, (i) the maturity date on the holder’s outstanding convertible notes in the principal amount of $1.1 million was extended from July 2015 to July 2016 and (ii) we issued 5,000 shares of common stock to the holder.  No gain or loss was recognized as a result of the extension of the maturity date of the existing notes as the terms were not substantially different.

Other holders of convertible notes in the principal amount of $0.3 million made the PIK Election, without making an additional investment.

As a consequence of the PIK Elections, in 2013, we issued 3,026 shares of common stock with a fair value of $0.2 million.  In lieu of paying certain interest, we (i) increased the shares of common stock underlying the holders’ convertible notes and (ii) issued the holders warrants (PIK warrants) at an exercise price of $16.00 per share, and a May 2018 expiration.  In 2013, through the date of the Modification and Exchange we had increased note principal by $0.1 million, increased the shares of common stock underlying PIK warrants by 8,709 shares and increased the shares of common stock underlying the notes by 8,709 shares.

We recognized a loss on extinguishment for the difference between the fair value of the consideration issued and the accrued interest as of the date of the PIK election.  Changes in fair value from increases in the shares of common stock underlying the PIK warrants and underlying the related convertible notes, related to the PIK Elections were recorded as interest expense until the Modification and Exchange occurred.

2012 Senior Convertible Debenture and Subordinated Convertible Notes

In January 2012, we issued a senior convertible debenture and related warrant for $0.8 million, a $0.1 million discount from the debenture’s stated principal amount.  We received cash proceeds of $0.6 million, net of cash financing costs.  In the third quarter of 2012, this January 2012 debenture was exchanged for a July 2012 debenture with a stated principal amount of $1.0 million, representing the original principal amount plus interest which will accrue through the replacement debenture’s January 2014 maturity.  In July 2012, we also issued a new senior convertible debenture and related warrant and received $0.2 million in proceeds, net of financing costs.

The January and May 2012 subordinated convertible notes with a face amount of $4.4 million, and the related warrants, were issued in exchange for $1.8 million cash, net of issuance costs, and surrender of then outstanding convertible notes with original principal totaling $2.3 million and a related warrant (old notes and old warrant).  Interest was payable monthly at an annual rate of 10%.  The old notes and old warrant were held by Baruch Halpern, who became a director concurrent with the January 2012 transaction.  In exchange for surrendering the old notes and old warrant and an additional $0.1 million cash investment, we issued a $2.5 million subordinated convertible note and related warrant to a trust beneficially owned by Mr. Halpern (the Halpern Trust).

The July and August 2012 subordinated convertible notes with a face amount of $1.0 million, and the related warrants, were issued in exchange for $0.9 million cash, net of issuance costs.  The notes and warrants were issued to four investors who had purchased January and May 2012 subordinated convertible notes and warrants.  We issued a $0.1 million subordinated convertible note and related warrant to an entity beneficially owned by Mr. Halpern (together with the Halpern Trust referred to as the Halpern Entities).

We accounted for the July 2012 issuance of the replacement senior convertible debenture in the principal amount of $1.0 million and related warrant as a significant modification to the January 2012 debenture and related warrant.  We recognized a loss on extinguishment for the difference between the fair value of the senior convertible debenture and warrant issued and the total of (i) the fair values of the conversion features embedded in the January 2012 debenture (ii) the carrying amount of the old debenture (zero) and (iii) the proceeds received, net of issue costs.

We accounted for the January 2012 issuance of the $2.5 million subordinated convertible note and related warrant to the Halpern Trust as a significant modification to the old notes and warrant held by Mr. Halpern.  We recognized a loss on extinguishment for the difference between the fair value of the subordinated convertible note and warrant issued, and the total of (i) the fair values of the conversion features embedded in the old notes, (ii) the fair value of the old warrant, (iii) the carrying amount of the old notes and (iv) the proceeds received, net of issue costs.  The old notes’ embedded conversion features and the old warrant did not qualify as separate derivative liabilities and, therefore, we reduced equity by the January 2012 fair value of the embedded conversion features and warrant.

The other 2012 issuances of senior convertible debentures, subordinated convertible notes and related warrants were not accounted for as significant modifications and the $3.6 million proceeds from those issuances were allocated to convertible debt and warrants.  In each case, the fair value of the warrants and embedded conversion features exceeded the proceeds received, which resulted in the recognition of financing expense on the date of issuance.

The discount recorded on the subordinated convertible note held by the Halpern Trust and the replacement senior convertible debenture, and the related deferred finance costs were amortized to interest expense under the effective interest method.  As a result we were recognizing interest expense on the Halpern Trust subordinated convertible note at an effective interest rate of 20.9% and on the replacement senior convertible debenture at an effective interest rate of 25.1%.

The debt discounts on the other senior convertible debentures and subordinated convertible notes were also being amortized to interest expense under the effective interest method.  However, because the fair value at issuance of the conversion features and warrants exceeded the proceeds from these issuances, in each case, under the effective interest method, this will result in the debt discount being expensed when the principal of the convertible debt matures or is redeemed, in proportion to the principal reduction.  Deferred finance costs were also being amortized to interest expense under the effective interest method, in a similar fashion.

Changes in the fair value of the derivative conversion and warrant liabilities subsequent to issuance were recognized in change in fair value of derivative warrant and conversion liabilities in the statement of operations.  The changes in fair value of derivative liabilities as a result of the July 2012 amendment to the January 2012 and May 2012 subordinated convertible notes and related warrants, were also included in change in fair value of derivative warrant and conversion liabilities in the statement of operations.  As a result of a July 2012 amendment, the exercise price on the warrants related to the January 2012 and May 2012 subordinated convertible notes decreased from $24.00 per share to $16.00 per share and the number of underlying shares was increased proportionately.  In addition the terms of all of the subordinated convertible notes outstanding, were modified such that the maturity date was extended from January and May 2015 to July 2015.

The $2.4 million of the $3.6 million in proceeds from the 2012 issuances of convertible debt and related warrants were used to make the final distributions to the unsecured creditors in January 2012 and the remainder was used for general corporate purposes.

Brazil Segment

All Brazil segment debt is denominated in the Brazilian Real (R$), except advances on export letters of credit which are denominated in U.S. Dollars.

Capital Expansion Loans

In December 2011, Irgovel entered into agreements with the Bank of Brazil.  Under the agreements, Irgovel may borrow up to R$9.5 million (a total of $4.0 million based on the December 31, 2013, exchange rate).  The annual interest rate on the loans is 6.5%.  Interest is payable quarterly on the amounts outstanding and the maturity date of the loans is December 2021.  Irgovel must make monthly principal payments under each of the loans with the first payment due on January 2014.  Irgovel used R$1.5 million of the proceeds for working capital purposes and the remainder for the purchase of equipment and machinery.

In July 2012, Irgovel entered into a third agreement with the bank under which it borrowed R$1.7 million ($0.7 million based on the December 31, 2013, exchange rate) for the purchase of certain equipment at an annual interest rate of 5.5%.  Interest is payable quarterly on the amounts outstanding and the maturity date of the loans is July 2019.  Irgovel must make monthly principal payments under the loan with the first payment due August 2015.  The loan is secured by the related equipment.

Equipment Financing

Irgovel has entered into certain equipment financing arrangements with annual interest rates that range from 13.5% to 17.8%, and average 15.0%.  Interest and principal on this debt is payable monthly and payments extend through March 2017.  This debt is secured by the related equipment.

Working Capital Lines of Credit

Irgovel has working capital lines of credit secured by accounts receivable.  The total amount of borrowing cannot exceed 30%-110% of the collateral, depending on the agreement.  The annual interest rates on this debt range from 10.4% to 60.0%, and average 21.7%.  Principal maturities of amounts outstanding at December 31, 2013, extend through December 2015.

Advances on Export Letters of Credit

Irgovel obtains advances against certain accounts receivable backed by export letters of credit.  The annual interest rates on these advances range from 3.9% to 6.0%, and average 5.5%.  Principal maturities of amounts outstanding at December 31, 2013, extend through May 2014.

Special Tax Programs

Irgovel has unsecured notes payable for Brazilian federal and social security taxes under a special Brazilian government tax program.  Amounts due under the special tax program are part of an amnesty program relative to unpaid taxes that existed prior to our acquisition of Irgovel in 2008.  Principal and interest payments are due monthly through 2022.  Interest on the notes is payable monthly at the Brazilian SELIC target rate, which was 9.0% at December 31, 2013.